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                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549




                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                          Date of Report: June 25, 1999



                                 THE KROGER CO.
             (Exact name of registrant as specified in its charter)


An Ohio Corporation                No. 1-303                   31-0345740
(State or other jurisdiction       (Commission File            (IRS Employer
of incorporation)                  Number)                     Number)


1014 Vine Street
Cincinnati, OH 45201
(Address of principal
executive offices)

Registrant's telephone number:  (513) 762-4000



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Item 5.       Other Events
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              Filed herewith as Exhibit 99.1 is a release related to a private issuance of $900 million of Senior Notes.

Item 7.       Financial Statements, Pro Forma Financial Information and Exhibits
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              (c)      Exhibits:

                       99.1    News release on debt issuance.


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                                    SIGNATURE
                                    ---------


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                                                 THE KROGER CO.



June 25, 1999                                    By:  (Lawrence M. Turner)
                                                      Lawrence M. Turner
                                                      Vice President and
                                                      Treasurer






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                                  EXHIBIT INDEX



Exhibit No.                           Exhibit
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  99.1                     News release on debt issuance.